Execution Version

Exhibit 1.1

Class A Common Stock

BEASLEY BROADCAST GROUP, INC.

UNDERWRITING AGREEMENT

July 24, 2018

Guggenheim Securities, LLC

As Representative of the

several Underwriters named in

Schedule I attached hereto

c/o Guggenheim Securities, LLC

330 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Beasley Broadcast Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), confirms and agrees with the proposal by the persons named in Schedule II hereto (the “Selling Stockholders”) to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 3,126,147 shares of its Class A common stock, par value $0.001 per share (the “Common Stock”) and as set forth in Schedule II hereto (the “Firm Shares”). The Selling Stockholders also propose to sell to the several Underwriters up to an additional 468,922 shares (the “Additional Shares”) of Common Stock at the option of the Underwriters as provided in Section 3(c) below. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares”. Guggenheim Securities, LLC (“Guggenheim”) is acting as representative (the “Representative”) of the several Underwriters in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

As used in this underwriting agreement (this “Agreement”), the following defined terms shall apply:

The “Registration Statement” means the registration statement on Form S-3 (File No. 333-214738), including the exhibits, schedules and financial statements and any prospectus supplement relating to the Shares that is filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and deemed part of such registration statement pursuant to Rule 430B under the Securities Act, as amended on each Effective Date, and, in the event any post-effective amendment thereto or any registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”) becomes effective prior to the Closing Date (as defined in Section 3(b) hereof), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

The “Effective Date” means, with respect to the Registration Statement, each date and time that such Registration Statement, and any post-effective amendment or amendments thereto or any Rule 462(b) Registration Statement became or becomes effective.

The “Base Prospectus” means the base prospectus contained in the Registration Statement at the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”).

The “Preliminary Prospectus” means any preliminary prospectus supplement to the Base Prospectus relating to the Shares that is filed with the Commission pursuant to Rule 424(b) under the Securities Act and used prior to the filing of the Prospectus, together with the Base Prospectus.

The “Prospectus” means the prospectus supplement relating to the Shares in the form first filed pursuant to Rule 424(b) under the Securities Act after the Execution Time, together with the Base Prospectus.

The “Pricing Disclosure Package” shall mean, collectively, (i) the Preliminary Prospectus as amended or supplemented immediately prior to the Applicable Time, (ii) any issuer free writing prospectus, as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), identified in Schedule III hereto and (iii) the information included in Schedule IV hereto.

As used herein, “Applicable Time” is 9:15 a.m. (New York City time) on the date of this Agreement. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Base Prospectus and the Prospectus shall include the documents incorporated or deemed to be incorporated by reference therein as of the date hereof. All references in this Agreement to financial statements and schedules and other information that are “contained in,” “included in,” “filed with,” “stated in” or “part of” the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, the Base Prospectus, the Pricing Disclosure Package or the Prospectus, as the case may be.

All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, or the Prospectus, as the case may be. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, the Applicable Time, the Closing Date (as hereinafter defined) and any Additional Closing Date (as hereinafter defined) that:

(a) The Registration Statement has been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of either Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”) was filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.

The Company is not an “ineligible issuer” (as such term is defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering of the Shares.

(b) The Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, as of the applicable Effective Date, complied and, until such time as the Underwriters are no longer required to deliver a Prospectus in order to confirm sales of the Shares, will comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The Preliminary Prospectus and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c) The Registration Statement, when such Registration Statement became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or any amendment thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 19 hereof. Each “forward- looking statement”

(within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith.

(d) The Pricing Disclosure Package, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus will not, as of its date, as of the Closing Date or as of any Additional Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 19 hereof.

(e) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Schedule III hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Schedule III hereto and any electronic road show previously approved by the Representative. The Company has retained in accordance with the Securities Act and the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the Rules and Regulations.

(f) Crowe LLP, who have certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act, the Exchange Act, the Rules and Regulations and the rules of the Public Company Accounting Oversight Board.

(g) Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except as disclosed therein, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries, (iii) there have been no transactions entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole, (iv) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (v) there has not been any material adverse change in or affecting the business, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included, or incorporated by reference, in the Registration Statement, the Pricing Disclosure Package or the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and the Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly authorized and validly issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any of its subsidiaries any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security of the Company (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued shares of capital stock of or other ownership interests in each subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).

(i) The Shares to be delivered on the Closing Date and any Additional Closing Date, if any, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable state, federal and foreign securities laws and were not issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(j) The Company and each of its subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company (as the case may be) in good standing under the laws of its jurisdiction of organization and has corporate, partnership or limited liability company power and authority (as the case may be) to own or lease its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company and each of its subsidiaries is qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company (as the case may be) in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to result in a material adverse effect on (i) the business, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its subsidiaries, taken as a whole; or (ii) the performance by the Company of its obligations under this Agreement and the consummation of the transactions to be undertaken by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (a “Material Adverse Effect”).

(k) Neither the Company nor any of its subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note, lease, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, writ, decree or order of any court or judicial, regulatory or other legal or governmental agency or body, foreign or domestic, having jurisdiction over the Company or any of its subsidiaries except (in the case clauses (ii) and (iii) above) for violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(l) The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except in each case as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any investigation or proceedings which, if decided adversely to the Company or any of its subsidiaries, would reasonably be expected to result in the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

(m) This Agreement has been duly authorized, executed and delivered by the Company.

(n) The sale of the Shares by the Selling Stockholders, the compliance by the Company with this Agreement and the consummation of the transactions to be undertaken by the Company contemplated hereby and by the Registration Statement, the Disclosure Package and the Prospectus do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note, lease, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties, operations or assets may be bound, (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents (as the case may be) of the Company or any of its subsidiaries, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, writ, decree or order of any court or judicial, regulatory, administrative or other legal or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, except (in the case of clauses (i) and (iii) above) as would not reasonably be expected to have a Material Adverse Effect.

(o) No Consent is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except the registration under the Securities Act of the Shares, such Consents as may be required by The Nasdaq Stock Market LLC (“Nasdaq”) in regards to the listing of the Shares and under applicable state securities or blue sky laws and such other Consents as have been obtained.

(p) There is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any of its subsidiaries is a party or of which any property, operations or assets of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any of its subsidiaries would not reasonably be expected to have a Material Adverse Effect.

(q) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; and the supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects in accordance with GAAP the information required to be stated therein. No other historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Securities Act, the Exchange Act or the Rules and Regulations. The other financial and statistical information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus and the books and records of the respective entities presented therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(r) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(s) The Company has not received an oral or written notification from Nasdaq or any court or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (“Governmental Authority”) of any inquiry or investigation or other action that would cause the Shares to stop being quoted on Nasdaq.

(t) There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(u) The Company and its subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(v) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(x) There is and has been no failure on the part of the Company or any of the Company’s directors or executive officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(y) To the Company’s knowledge, no relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus that is not so described as required.

(z) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act.

(aa) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement.

(bb) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(cc) Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(dd) The Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and each of its subsidiaries; and any real property and buildings held under lease or sublease by the Company and each of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and each of its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of its subsidiaries.

(ee) The Company and each of its subsidiaries: (i) owns or possesses valid and adequate rights to use any and all patents and patent applications; trademarks, service marks, domain names, social media accounts and identifiers, trade names, brand names, trademark registrations, service mark registrations, and all goodwill arising from the foregoing; rights of publicity; copyrights, works of authorship, software, data, databases, systems, and technology; licenses, formulae, customer lists, know-how, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures; and all other intellectual, industrial, or proprietary property or rights (collectively, “Intellectual Property”) used in or necessary for the conduct of their respective businesses as presently conducted and as described as proposed to be conducted in the Registration Statement, the Pricing Disclosure Package and the Prospectus (collectively, the “Company Intellectual Property”)(provided that the foregoing representation is made to the knowledge of the Company with respect to patent rights and trademarks owned by third parties), and none of the foregoing will be adversely affected by the consummation of the transactions contemplated hereby; and (ii) exclusively own all right, title, and interest in and to all Intellectual Property described in the Pricing Disclosure Package and the Prospectus as being owned by them or that is otherwise purported to be owned by them (collectively, the “Owned Intellectual Property”) , except, in each case under clauses (i) and (ii), as would not reasonably be expected to have a Material Adverse Effect. All material registrations and applications for Owned Intellectual Property that is registered with a governmental authority are unexpired and have not been abandoned in any applicable jurisdiction, except for registrations and applications that the Company has decided to abandon or otherwise let lapse in its business judgment. The Company and its subsidiaries have not received any notice of any claim of infringement or misappropriation of the Intellectual Property rights of others that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have taken reasonable measures consistent with industry standards to protect the confidentiality of their material trade secrets and confidential or proprietary information (including the source code for all material proprietary software). No such material trade secrets or information (including source code) has ever been disclosed or released to any third party (except pursuant to reasonable confidentiality obligations) and to the Company’s knowledge no event has occurred, and no circumstances or conditions exist (including the execution of this Agreement or the consummation of the transactions contemplated hereby) that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or release thereof to a third party. To the Company’s knowledge, all such trade secrets and information (including source code) which has not been patented is and has been kept confidential. There is and has been no infringement, misappropriation, or other violation (i) by the Company or any of its subsidiaries (including by the operation of its respective business or its products or services) of any Intellectual Property rights of any third party or (ii) by third parties of any Owned Intellectual Property, except, in each case, as would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim either (x) challenging (A) the Company’s or any of its subsidiaries rights in or to any Company Intellectual Property or (B) the validity, enforceability, scope, ownership, or use of any Owned Intellectual Property, or (y) alleging any infringement, misappropriation, or other violation by the Company or any of its subsidiaries of any patent, trademark, copyright, trade secret or other Intellectual Property right of any third party, in the case of clause (y), that would result in a Material Adverse Effect. None of the Company’s or any of its subsidiaries’ material proprietary software contains, incorporates, includes or is linked to, derived from, embedded with or distributed with any “copyleft” or similar software in any manner that would require that any source code for such material proprietary software that is distributed to third parties by the Company or any of its subsidiaries to be disclosed, licensed, or distributed to others.

(ff) There has been no loss, damage, or unauthorized access, disclosure, use, or breach of security of any Company or its subsidiaries information in their possession, custody, or control, or otherwise held or processed on their behalf that would reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have implemented, and required of their third party vendors, adequate policies and commercially reasonable security controls regarding the collection, use, disclosure, retention, confidentiality, integrity, and availability of personal and business sensitive information in their possession, custody, or control, or held or processed on their behalf, and regarding the integrity and availability of the information technology the Company and its subsidiaries own, operate, or outsource.

(gg) The Company and its subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance would not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(hh) Except as would not reasonably be expected to result in a Material Adverse Effect, each of the Company and each of its subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it or have been granted extensions thereof and has paid or made provision for the payment of all taxes, including without limitation, all taxes which the Company or any such subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). Except as would not reasonably be expected to result in a Material Adverse Effect, no deficiency assessment with respect to a proposed adjustment of the Company’s or any of its subsidiaries’ federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2017, except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries, other than any such tax lien arising automatically under applicable law with respect to taxes not yet due and payable or being contested in good faith.

(ii) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any of its subsidiaries principal suppliers, manufacturers’, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(jj) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(kk) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any of its subsidiaries, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, except in each case which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(ll) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries, has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic governmental official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)) or employee; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and (v) received notice of any investigation, proceeding or inquiry by any governmental agency, authority or body regarding any of the matters in clauses (i)-(iv) above; and the Company and any of its subsidiaries and, to the Company’s knowledge, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(mm) The operations of the Company and each of its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(nn) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject or target of any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of Sanctions.

(oo) The Company and each of its subsidiaries hold all FCC permits, licenses, authorizations and approvals for its broadcast stations (collectively, the “FCC Authorizations”) that are necessary to conduct their respective businesses in the manner in which they are currently being conducted as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; the FCC Authorizations are in full force and effect; the operations of the stations owned or operated by the Company and any of its subsidiaries (the “Stations”) are in compliance with the Communications Act of 1934, as amended (the “Communications Act”) and the rules and regulations of the FCC (all such statutes, laws, rules and regulations, including the Communications Act, the “Communications Laws”); and all reports and documents that are required by the Communications Laws to be filed with respect to the ownership, management or operation of the Stations have been duly and timely filed, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(pp) There is no event or occurrence existing, nor, to the best of the Company’s knowledge, is there any condition, or any proceeding being conducted or threatened by any governmental or regulatory authority, which would reasonably be expected to cause the termination, suspension, cancellation, or nonrenewal of any of the FCC Authorizations, or the imposition of any penalty or fine by any governmental or regulatory authority with respect to any of the FCC Authorizations or the Company, in each case which would result in a Material Adverse Effect.

(qq) There is no (i) outstanding decree, decision, judgment, or order that has been issued by the FCC against the Company or the FCC Authorizations or (ii) notice of violation, order to show cause, complaint, investigation or other administrative or judicial proceeding pending or, to the best of the Company’s knowledge, threatened by or before the FCC against the Company or the FCC Authorizations that, assuming an unfavorable decision, ruling or finding, in the case of each of (i) or (ii) above, would result in a Material Adverse Effect.

(rr) The Company and its subsidiaries have filed with the FCC all necessary reports, documents, instruments, information, or applications required to be filed pursuant to the Communications Laws, and have paid all fees required to be paid pursuant to the Communications Laws, except as would not result in a Material Adverse Effect.

(ss) The Company has no debt securities or preferred stock that are rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, the Applicable Time, the Closing Date (as hereinafter defined) and any Additional Closing Date (as hereinafter defined) that:

(a) Such Selling Stockholder has, and at the Closing Date and any additional settlement date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by such Selling Stockholder, and at the Closing Date and any additional settlement date, such Shares will be free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorizations and approvals required by law to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a valid security entitlement in respect of such Shares.

(b) Upon payment of the purchase price for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on any adverse claim (within the meaning of Section 8-102 of the UCC), to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (I) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s register of members in accordance with its memorandum of association, by-laws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the several

Underwriters on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Securities, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriters, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Shares then held by DTC or such securities intermediary.

(c) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(d) The custody agreement (the “Custody Agreement”), between such Selling Stockholder and American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), has been duly authorized, executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by each other party thereto, constitutes a valid and legally binding obligation of such Selling Stockholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(e) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(f) Pursuant to the Custody Agreement, book-entry security entitlements for such Selling Stockholder’s Shares have been placed in custody, for delivery pursuant to the terms of this Agreement and the Custody Agreement; such Selling Stockholder agrees that (i) such book-entry security entitlements are for the benefit of, and coupled with and subject to the interest of, the Custodian and the Underwriters, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian by such Selling Stockholder are irrevocable, and (iii) the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the liquidation or dissolution of such Selling Stockholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the Shares hereunder, the book-entry security entitlements shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of the Custody Agreement and this Agreement, and actions taken by the Custodian pursuant to such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

(g) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

(h) Such Selling Stockholder has and, at the time of delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Securities Act and state securities or blue sky laws), to (i) enter into this Agreement and the Custody Agreement, (ii) sell, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein.

(i) Neither the sale of the Shares being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational instrument (including any trust agreement) of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

(j) Such Selling Stockholder has no reason to believe, without any independent inquiry, that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Pricing Disclosure Package and the Registration Statement and has no knowledge, without any independent inquiry, of any material fact, condition or information not disclosed in the Pricing Disclosure Package and the Prospectus which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Pricing Disclosure Package and the Prospectus or any amendment or supplement thereto.

(k) In respect of any statements in or omissions from the Registration Statement, the Prospectus, any Preliminary Prospectus or any Free Writing Prospectus or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be, made in reliance upon and in conformity with information furnished in writing to the Company or to the Underwriters by any Selling Stockholder specifically for use in connection with the preparation thereof (the “Selling Stockholder Information”), such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (b), (c) or (d) of Section 1. The parties acknowledge and agree that the Selling Stockholder Information consists solely of the legal name and address of, and the number of shares beneficially owned and offered by such Selling Stockholder, and the other information with respect to such Selling Stockholder that appears under the caption “Selling Stockholders” in the Pricing Disclosure Package and Prospectus.

(l) Such Selling Stockholder is not (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101.

Any certificate signed by or on behalf of a Selling Stockholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholders, at a purchase price per share of $7.05, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) The closing of the issuance of the Firm Shares shall be held at the office of Proskauer Rose LLP (“Underwriters’ Counsel”), or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on July 26, 2018, or such other time and date as the Representative and the Company may agree upon in writing (such time and date of payment and delivery being herein called the “Closing Date”). Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the accounts specified by the Selling Stockholders upon delivery of the Firm Shares to the Representative through the facilities of DTC for the respective accounts of the several Underwriters. The Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request in writing not later than the business day immediately prior to the Closing Date.

(c) In addition, the Selling Stockholders hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to 468,922 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representative to the Company and the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as an “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Selling Stockholders the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 11 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make. In the event that the Underwriters exercise less than their full option to purchase Additional Shares, the number of Additional Shares to be sold by each Selling Stockholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Additional Shares to be sold by each Selling Stockholder and the number of Additional Shares to be sold.

(d) The closing of the issuance of the Additional Shares shall be held at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on any Additional Closing Date, or such other time as shall be agreed upon by the Representative and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the accounts specified by the Selling Stockholders upon delivery of the Additional Shares to the Representative through the facilities of DTC for the respective accounts of the several Underwriters. The Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request in writing not later than the business day immediately prior to the Closing Date.

4. Offering. Upon authorization of the release of the Firm Shares by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants. In addition to the other covenants and agreements of the Company and the Selling Stockholders contained herein:

(i) the Company further covenants and agrees with each of the Underwriters that:

(a) The Company shall prepare the Prospectus in a form approved by you and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430B under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which you shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify you promptly (and, if requested by the Representative, confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus, including any document incorporated by reference therein or for any additional information, (iii) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b) If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment, supplement or document (in form and substance satisfactory to the Representative) that will correct such statement or omission or effect such compliance, and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(c) The Company will not, without the prior consent of the Representative, (i) make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Schedule III hereto and any electronic road show previously approved by the Representative, or (ii) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material necessary in order to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representative promptly and, if requested by the Representative, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement, omission or conflict or effect such compliance.

(d) The Company will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

(e) At the request of the Representative, the Company will promptly deliver to each of you and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith. At the request of the Representative, the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 3:00 P.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, at the request of the Representative, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(f) The Company will use its reasonable best efforts, in cooperation with the Representative, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may reasonably request and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith (i) to qualify as a foreign corporation, (ii) to execute a general consent to service of process or (iii) subject itself to taxation in any jurisdiction where it is not otherwise so subject.

(g) The Company will make generally available to its security holders and to the Representative as soon as practicable an earnings statement of the Company and each of its subsidiaries (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(h) During the period of 90 days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Guggenheim, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or make any public announcement of any of the foregoing, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations thereunder) with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether or not such transaction is to be settled by delivery of any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock, other securities, cash or other consideration; and the Company has obtained an undertaking in substantially the form of Exhibit A hereto of each of its executive officers and directors, and its stockholders listed on Schedule V attached hereto, not to engage in any of the aforementioned transactions on their own behalf, other than (A) upon the exercise of an option or warrant, the vesting of restricted stock units or the conversion or exchange of a security outstanding on the date hereof as referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (B) pursuant to the stock-based compensation plans of the Company and its subsidiaries as referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (C) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that such plan does not provide for the transfer of shares of Common Stock during the 90-day restricted period and the establishment of such plan does not require or otherwise result in any public filing or other public announcement of such plan during the 90-day restricted period, (D) shares of Stock or other securities issued in connection with a transaction with a third party that includes a bona fide commercial relationship (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements) or any acquisition of assets of not less than a majority or controlling portion of the equity of another entity, provided that (x) the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue shall not exceed 5% of the total number of shares of Common Stock issued and outstanding as of the date of this Agreement and (y) each recipient of shares of Common Stock or securities convertible into or exercisable for Stock shall execute a lock-up agreement substantially in the form of Exhibit A hereto, and (E) the filing of any registration statement on Form S-8 or a successor form thereto relating to the shares of Common Stock granted pursuant to or reserved for issuance under the stock-based compensation plans of the Company and its subsidiaries referred to in clause (C).

(i) If Guggenheim in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up agreement (a “Lock-Up Agreement”) for an officer or director of the Company and in its sole discretion provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees, if requested by Guggenheim, to announce the impending release or waiver by issuing a press release in form and substance reasonably satisfactory to Guggenheim, and containing such other information as Guggenheim may require with respect to the circumstances of the release or waiver and/or the identity of the officer(s) and/or director(s) with respect to which the release or waiver applies, through a major news service at least two business days before the effective date of the release or waiver.

(j) During the period of two years from the Effective Date of the Registration Statement, the Company will furnish to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, that the Company will be deemed to have furnished such reports, other communications, financial statements and proxy or information statements to the Representative to the extent they are filed on EDGAR.

(k) The Company will use its reasonable best efforts to list the Shares on the Nasdaq Global Market and to maintain the listing of the Shares on the Nasdaq Global Market.

(l) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

(m) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. (New York City time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(n) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act.

(o) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Closing Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Shares.

(ii) Each Selling Stockholder further covenants and agrees with each of the Underwriters that:

(a) Such Selling Stockholder will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act.

(b) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any material change in the Company’s condition (financial or otherwise), prospects, earnings, business or properties that comes to the attention of such Selling Stockholder, (ii) any change in information in the Registration Statement, the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus or any Free Writing Prospectus which comes to the attention of such Selling Stockholder.

(c) Such Selling Stockholder will not, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of Sanctions by, or would reasonably be expected to result in the imposition of Sanctions against, any person (including any person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

(d) Such Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Shares.

(e) Such Selling Stockholder will, prior to or concurrently with the execution and delivery of this Agreement, execute and deliver to the Underwriters a Lock-Up Agreement and deliver a copy of the Custody Agreement.

(f) Such Selling Stockholder will comply with the agreement contained in Section 5(i)(c).

(g) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each Selling Stockholder will deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

6. Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter’s use of or reference to such “free writing prospectus” would require the Company to file with the Commission any “issuer information” (as defined in Rule 433 under the Securities Act).

7. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its and the Selling Stockholders’ obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses (up to $5,000 in the aggregate) in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(i)(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters (up to $15,000 in the aggregate) in connection with, securing any required review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on Nasdaq; (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production and distribution (including electronic) of road show slides and graphics, travel and lodging expenses of the representatives and officers of the Company, provided, however, that the Selling Stockholders shall pay 50% of the Company’s travel costs in connection with the roadshow; and (viii) any stock transfer taxes incurred in connection with the transfer of the Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement (excluding, for the avoidance of doubt, any income tax. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares and (y) the cost and charges of any transfer agent, registrar or custodian for the Shares. Each Selling Stockholder hereby agrees that it will pay or cause to be paid all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7, including, for the avoidance of doubt, the fees of its legal counsel, the discounts and commissions of the Underwriters in connection with the transfer of the Shares to be sold by such Selling Stockholder and any stock transfer taxes relating to such sale (excluding, for the avoidance of doubt, any income tax). It is understood that, except as provided in Sections 7, 9, 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts to be paid pursuant to this Section 7.

8. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the applicable Closing Date (for purposes of this Section 8, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (New York City time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

(b) (i) At the Closing Date you shall have received the written opinion and negative assurance statement of Latham & Watkins LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you; (ii) at the Closing Date, you shall have received the written opinion relating to certain tax matters of Latham & Watkins LLP, tax counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you; (iii) at the Closing Date, you shall have received the written opinion of Lerman Senter PLLC, special FCC counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you; (iv) at the Closing Date you shall have received the written opinion of Debevoise & Plimpton LLP, counsel to the Selling Stockholders, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you; and (v) at the Closing Date you shall have received the written opinion of Carter, Ledyard & Milburn LLP, counsel to the Selling Stockholders, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you.

(c) At the Closing Date, you shall have received the written opinion and negative assurance statement of Underwriters’ Counsel, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to you, with respect to the sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other matters as you may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(d) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to you, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (f) of this Section 8, and as to such other matters as you may reasonably request.

(e) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Crowe LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ Counsel, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(f) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, earthquake, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto); and (ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Disclosure Package and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (exclusive of any such supplement).

(g) No Underwriter shall have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Underwriters’ Counsel, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(h) As of the date of this Agreement, the Representative shall have received a duly executed Lock-Up Agreement from each person who is a director or executive officer of the Company and each shareholder and other person or entity listed on Schedule V hereto, in each case substantially in the form attached hereto as Exhibit A.

(i) At the Closing Date, the Shares shall have been approved for quotation on Nasdaq.

(j) Each Selling Stockholder shall have furnished to the Representative a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any supplements or amendments thereto and this Agreement, and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

(k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the Offering of the Shares.

(l) At the Closing Date, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by the Selling Stockholders to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholders, and all laws imposing such taxes will be fully complied with.

(m) At the time this Agreement is executed and at the Closing Date, you shall have received a certificate from the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to you, concerning the accuracy of certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(n) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 8 shall not be satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, any Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

9. Indemnification.

(a) The Company and the Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included (A) in any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) in any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any Road Show for the Offering (“Marketing Materials”), or the omission or alleged omission to state in any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein; and provided further that the Selling Stockholders will only be liable to the extent and only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omissions or alleged omissions made therein in reliance upon and in conformity with the Selling Stockholder Information. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 19 hereof. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of an amount equal to the public offering price of the Shares sold by such Selling Stockholder to the Underwriters hereunder.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Selling Stockholder and each person who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 19 hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 9 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties hereof, then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 9 or Section 10 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders, severally, and the Underwriters, severally, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Stockholders, any contribution received by the Company or the Selling Stockholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders on the one hand and the underwriting discount and commissions received by the Underwriters on the other, in each case as set forth in the table on the cover page of the Prospectus, bear to the aggregate initial public offering price of the Shares as set in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no Selling Stockholder shall be required to contribute any amount in excess of an amount equal to the public offering price of the Shares sold by such Selling Stockholder to the Underwriters hereunder, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each of the Underwriter’s affiliates, directors, officers, employees and each person, if any, who controls any Underwriter within the meaning of Section

15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

11. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Selling Stockholders that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company and the Selling Stockholders with respect thereto (except in each case as provided in Sections 7, 9, 10, 12 and 13(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, including the agreements contained in Section 7, the indemnity agreements contained in Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or Selling Stockholder or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and Section 2 and the agreements contained in Sections 7, 9, 10, 12, 13 and 18 hereof shall survive any termination of this Agreement, including termination pursuant to Section 11 or 13 hereof.

13. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to any Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on The New York Stock Exchange (“NYSE”) or Nasdaq shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or Nasdaq or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus; or (v) any of the events described in Sections 8(f) or 8(g) shall have occurred or the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

(c) Any notice of termination pursuant to this Section 13 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 13(b)(i)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith; provided, however, that in the event of a termination pursuant to Section 11 hereof, only the non-defaulting Underwriters shall be entitled to receive such reimbursement.

14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of personnel in their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by personnel in such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. No Advisory or Fiduciary Relationship. The Company and the Selling Stockholders each acknowledge and agree that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the initial public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the Offering and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or any of the Selling Stockholders, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the Offering or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries or any Selling Stockholder on other matters) and no Underwriter has any obligation to the Company or any Selling Stockholder with respect to the Offering except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or any Selling Stockholder, (e) any duties and obligations that the Underwriters may have to the Company or any Selling Stockholder shall be limited to those duties and obligations specifically stated herein and (f) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company and each Selling Stockholder has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Guggenheim Securities, LLC, 330 Madison Avenue, New York, New York 10017, Attention: Steve Finkel, Senior Managing Director, with a copy to Underwriter’s Counsel at Proskauer Rose LLP, 11 Times Square, New York, NY 10036, Attention: Stuart Bressman.

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at 3033 Riviera Drive, Suite 200, Naples, FL 34103, Attention: General Counsel, with a copy to its counsel at Latham & Watkins LLP, 555 Eleventh Street, NW, Suite 1000, Washington, DC 20004, Attention: Patrick H. Shannon;

(c) if sent to any Selling Stockholder, shall be mailed, delivered or faxed and confirmed in writing to Carter Ledyard & Milburn LLP, Two Wall Street, New York, NY 10005, Attention Stephen F. Lappert, with a copy to Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, Attention: Morgan J. Hayes.

provided, however, that any notice to an Underwriter pursuant to Section 9 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Guggenheim, which address will be supplied to any other party hereto by Guggenheim upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

17. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, affiliates, directors, officers, employees and agents referred to in Section 9 and Section 10 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

18. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York located in the City and County of New York, Borough of Manhattan or any federal courts of the United States of America located in the City and County of New York, Borough of Manhattan for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the

Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

19. The parties acknowledge and agree that, for purposes of Sections 1(c), 1(d), 1(e) and 9 hereof, the information provided by or on behalf of any Underwriter consists solely of the material included in the first paragraph under the caption “Underwriting—Commissions and Discounts; Expenses” (concerning the selling concession amount) in the Prospectus, the first three paragraphs under the caption “Underwriting—Price Stabilization and Short Positions” in the Prospectus and the paragraph under the caption “Underwriting—Passive Market Making” in the Prospectus.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

BEASLEY BROADCAST GROUP, INC.

By:	/s/ Caroline Beasley
Name: Caroline Beasley
Title: Chief Executive Officer

[Signature Page to Underwriting Agreement]

CRISTINA BORDES 2009 GIFT TRUST

By:	/s/ Cristina Bordes
Name: Cristina Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

LEE BORDES 2015 GRAT #7

By:	/s/ Cristina Bordes
Name: Cristina Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

LEE BORDES 2017 GRAT #1

By:	/s/ Cristina Bordes
Name: Cristina Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

LEE BORDES 2017 GRAT #2

By:	/s/ Cristina Bordes
Name: Cristina Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

[Signature Page to Underwriting Agreement]

PETER A. BORDES MARITAL TRUST

By:	/s/ Peter A. Bordes, Jr.
Name: Peter A. Bordes, Jr.
Title: Trustee

By:	/s/ Cristina Bordes
Name: Cristina Bordes
Title: Trustee

By:	/s/ Stephanie L. Bordes
Name: Stephanie L. Bordes
Title: Trustee

By:	/s/ Stephen M. Bordes
Name: Stephen M. Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

STEPHANIE BORDES 2009 GIFT TRUST

By:	/s/ Stephanie L. Bordes
Name: Stephanie L. Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

STEPHEN BORDES 2009 GIFT TRUST

By:	/s/ Stephen M. Bordes
Name: Stephen M. Bordes
Title: Trustee

By:	/s/ Stephen F. Lappert
Name: Stephen F. Lappert
Title: Trustee

[Signature Page to Underwriting Agreement]

Accepted as of the date first above written

GUGGENHEIM SECURITIES, LLC

By:	/s/ Robert Bicknese
Name: Robert Bicknese
Title: Senior Managing Director

On behalf of itself and the other

Underwriters named in Schedule I hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Guggenheim Securities, LLC	1,938,211	290,732
Stephens Inc.	1,031,629	154,744
Noble Capital Markets Inc.	156,307	23,446

Total	3,126,147	468,922

SCHEDULE II

Selling Stockholders	Number of Underwritten Securities to be Sold	Maximum Number of Option Securities to be Sold
Cristina Bordes 2009 Gift Trust	489,762	—
Lee Bordes 2015 GRAT #7	70,851	—
Lee Bordes 2017 GRAT #1	732,493	234,461
Lee Bordes 2017 GRAT #2	732,493	234,461
Peter A. Bordes Marital Trust	171,361	—
Stephanie Bordes 2009 Gift Trust	439,425	—
Stephen Bordes 2009 Gift Trust	489,762	—

Total	3,126,147	468,922

SCHEDULE III

Issuer Free Writing Prospectuses included in the Pricing Disclosure Package

Issuer Free Writing Prospectus filed with the Commission on July 24, 2018

SCHEDULE IV

1. The Selling Stockholders are selling an aggregate of 3,126,147 shares of Common Stock. The Company is not selling any shares of Common Stock.

2. The Selling Stockholders have granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 468,922 shares of Common Stock.

3. The public offering price per share of Common Stock shall be $7.50.

SCHEDULE V

Stockholders executing Lock-Up Agreements

George G. Beasley

Caroline Beasley

Bruce G. Beasley

Brian E. Beasley

Allen B. Shaw

Herbert W. McCord

Peter A. Bordes, Jr.

Mark S. Fowler

Michael J. Fiorile

Marie Tedesco

Bradley C. Beasley

Stephanie Bordes 2009 Gift Trust

Stephen Bordes 2009 Gift Trust

Cristina Bordes 2009 Gift Trust

Lee Bordes 2017 GRAT #1

Lee Bordes 2017 GRAT #2

Lee Bordes 2015 GRAT #7

Peter A. Bordes Marital Trust

EXHIBIT A

Form of Lock-Up Agreement

[•], 2018

Guggenheim Securities, LLC

As Representative of the several

Underwriters referred to below

c/o Guggenheim Securities, LLC

3330 Madison Avenue

New York, New York 10017

Attention: [ 🌑 ]

Beasley Broadcast Group, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Beasley Broadcast Group, Inc., a Delaware corporation (the “Company”), and the selling stockholders named in Schedule II (the “Selling Stockholders”) of the underwriting agreement (the “Underwriting Agreement”) between Guggenheim Securities, LLC (“Guggenheim”), as representative of the underwriters named in Schedule I thereto (the “Underwriters”), the Company and the Selling Stockholders, of shares of Class A common stock, $0.001 par value (the “Stock”).

In order to induce you and the other underwriters for which you act as representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Guggenheim, during the period from the date hereof until 90 days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock and any security convertible into, or exercisable or exchangeable for, any Stock.

The undersigned hereby further agrees that, without the prior written consent of Guggenheim, during the Lock-Up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission (the “SEC”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

If the undersigned is an officer or director of the Company, (i) Guggenheim it its sole discretion may agree to release or waive the foregoing restrictions in connection with a transfer of shares of Common Stock and, in its sole discretion, may provide the Company with notice of such release or waiver at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, and (ii) if Guggenheim in its sole discretion agrees to release or waive the foregoing restrictions and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company has agreed in the Underwriting Agreement, if requested by Guggenheim, to announce the impending release or waiver by issuing a press release through a major news service (as referred to in FINRA Rule 5131(d)(2)(B)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Guggenheim hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

The foregoing restrictions shall not apply to:

(a)	transfers by the undersigned to the Underwriters in connection with the Offering pursuant to the Underwriting Agreement;

(b)	the transfer of Relevant Securities (i) as a bona fide gift or gifts, (ii) by will, other testamentary document or intestate succession, (iii) to a Family Member (as defined below), (iv) to a trust for the direct or indirect benefit of the undersigned and/or one or more Family Members, (v) pursuant to a domestic order, divorce settlement, divorce decree, separation agreement or pursuant to an order of a court of competent jurisdiction enforcing such agreement, (vi) to a charitable trust, or (vii) to a corporation, limited liability company or partnership wholly owned by the undersigned and/or one or more Family Members;

(c)	the surrender or forfeiture of shares of Relevant Securities to the Company to satisfy tax withholding obligations upon exercise or vesting of stock options or equity awards granted by the Company pursuant to employee benefit plans or arrangements described in the Registration Statement and the Prospectus relating to the Offering, where any Stock received by the undersigned upon any such exercise or vesting will be subject to the terms of this Agreement;

(d)	distributions of Relevant Securities to limited partners, members or stockholders of the undersigned or, if the undersigned is a trust, to the beneficiary of such trust or to a revocable trust established by the beneficiary;

(e)	transactions relating to Relevant Securities acquired in open market transactions after the closing of the Offering; and

(f)	the transfer of Relevant Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Stock involving a change of control of the Company that has been approved by the Company’s board of directors; provided that if such a transaction is not completed, the Relevant Securities owned by the undersigned shall remain subject to the restrictions contained in this Agreement.

It shall be a further condition to any transfer or distribution pursuant to the preceding clauses (b), (c), (d) or (e) that no public disclosure or filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on Form 5 made after the expiration of the Lock-up Period).

It shall be a condition to any transfer or distribution pursuant to each of the preceding clauses (b) or (d) that (x) any such transfer shall not involve a disposition for value and (y) each resulting transferee or donee of Relevant Securities executes and delivers to you an agreement satisfactory to you in which such transferee agrees to be bound by the terms of this Agreement for the remainder of the Lock-Up Period.

For purposes of this letter agreement, the term “Family Member” shall mean any relationship by blood, domestic partnership, marriage or adoption not more remote than first cousin.

In addition, the restrictions described in this letter agreement shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that no transfers occur under such plan during the Lock-up Period and no public announcement or filing shall be required or voluntarily made by any person in connection therewith other than general disclosure in Company periodic reports to the effect that Company directors and officers may enter into such trading plans from time to time.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder.

It is understood that, if (i) the Company or all of the Selling Stockholders notify the Underwriters that it or they do not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, or (iv) the closing of the sale of the Stock to the Underwriters pursuant to the Underwriting Agreement has not occurred prior to August 31, 2018, the undersigned will be released from its obligations under this Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

[Signature Page to Lock-Up Agreement]